UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2011 (June 16, 2011)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2011 Annual Meeting of Stockholders held on June 16, 2011 (the “2011 Annual Meeting”), the stockholders of Abercrombie & Fitch Co. (the “Company”) approved an amendment and restatement of the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan (the “Amended and Restated 2007 Long-Term Incentive Plan”). The Amended and Restated 2007 Long-Term Incentive Plan:
•	increases the number of shares of Class A Common Stock, $0.01 par value (the “Common Stock”), authorized for issuance under the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan (the “2007 LTIP”) by 3,000,000 shares to 8,000,000 shares;

•	extends the term of the 2007 LTIP by 10 years from the date of our 2011 Annual Meeting;

•	re-approves the material terms of the performance goals under the 2007 LTIP which will allow certain awards under the Amended and Restated 2007 Long-Term Incentive Plan to continue to qualify as tax-deductible “performance-based awards” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”); and

•	makes certain other administrative changes.
The Amended and Restated 2007 Long-Term Incentive Plan is an equity-based incentive plan that allows the Company to grant awards that comply with the requirements of Section 162(m). The Amended and Restated 2007 Long-Term Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the power in its discretion to grant awards under the Amended and Restated 2007 Long-Term Incentive Plan and determine the terms thereof. Eligibility to participate in the Amended and Restated 2007 Long-Term Incentive Plan is generally limited to an associate of the Company or any subsidiary or affiliate. Michael S. Jeffries, the Company’s Chairman and Chief Executive Officer, is considered an eligible associate for any purpose under the Amended and Restated 2007 Long-Term Incentive Plan.
The Amended and Restated 2007 Long-Term Incentive Plan provides for awards during the term of the Amended and Restated 2007 Long-Term Incentive Plan with respect to a maximum of 8,000,000 shares of the Company’s Common Stock. Subject to the terms of the Amended and Restated 2007 Long-Term Incentive Plan, up to 8,000,000 shares may be granted as incentive stock options. The number and class of shares available under the Amended and Restated 2007 Long-Term Incentive Plan and/or subject to outstanding awards may be equitably adjusted by the Compensation Committee in the event of various changes in the capitalization of the Company.
The Amended and Restated 2007 Long-Term Incentive Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable: (i) incentive stock options; (ii) nonstatutory stock options; (iii) Common Stock-settled or cash-settled stock appreciation rights; (iv) restricted stock; and (v) restricted stock units.
No associate may be granted in any calendar year an award covering more than 2,000,000 shares of Common Stock (plus any portion of such limit that was unused as of the end of the previous calendar year). This limit is applied separately to each different type of award under the Amended and Restated 2007 Long-Term Incentive Plan.
If the Compensation Committee specifies that any grant of restricted stock or restricted stock units is intended to qualify as “performance-based compensation” under Section 162(m), the grant, issuance, vesting and/or settlement of such award will be contingent upon the achievement of a pre-established performance goal in accordance with Section 162(m) and the related regulations, as described in the Amended and Restated 2007 Long-Term Incentive Plan.
Unless earlier terminated by the Company’s Board of Directors, the authority of the Compensation Committee to make grants under the Amended and Restated 2007 Long-Term Incentive Plan will terminate on June 16, 2021.
A description of the material terms of the Amended and Restated 2007 Long-Term Incentive Plan was included in the Company’s 2011 Proxy Statement, under the caption “PROPOSAL 7 — APPROVAL OF AMENDMENT AND RESTATEMENT OF THE ABERCROMBIE & FITCH CO. 2007 LONG-TERM INCENTIVE PLAN,” which description is incorporated herein by reference. The foregoing description of the Amended and Restated 2007 Long-Term Incentive Plan is qualified in its entirety by reference to the actual terms of the Amended and Restated 2007 Long-Term Incentive Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Our Amended and Restated Certificate of Incorporation provided that our Board of Directors be divided into three classes, with each class having a three-year term. At the 2011 Annual Meeting, our stockholders approved amendments to Article SIXTH, Section 1 and Article NINTH of our Amended and Restated Certificate of Incorporation (the “Amendments”) to declassify the Board of Directors and provide for the annual election of all directors. A Certificate of Amendment to our Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 16, 2011 and was effective as of such date. Pursuant to the Amendments, directors who have been elected to three-year terms prior to the filing of the Amendment (including directors elected at the 2011 Annual Meeting) will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after our 2014 Annual Meeting of Stockholders, all directors will stand for election annually. The Certificate of Amendment to our Amended and Restated Certificate of Incorporation is included with this Current Report on Form 8-K as Exhibit 3.1.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2011 Annual Meeting on June 16, 2011 at its executive offices located at 6301 Fitch Path, New Albany, Ohio. At the close of business on April 27, 2011, the record date for the 2011 Annual Meeting, there were a total of 87,798,035 shares of Common Stock outstanding and entitled to vote. At the 2011 Annual Meeting, 78,922,818 or 89.89% of the outstanding shares of Common Stock entitled to vote were represented by proxy or in person and, therefore, a quorum was present.
The vote on the proposals presented for stockholder vote at the 2011 Annual Meeting was as follows:
Proposal 1 — Election of Directors.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Class of 2014
Lauren J. Brisky	67,354,079	7,597,642	35,048	3,936,049
Archie M. Griffin	66,332,197	8,621,366	33,206	3,936,049
Elizabeth M. Lee	72,674,489	2,278,166	34,114	3,936,049

Class of 2013
Michael E. Greenlees	71,358,837	3,593,663	34,269	3,936,049
Kevin S. Huvane	70,836,572	4,115,681	34,516	3,936,049
Each of Lauren J. Brisky, Archie M. Griffin and Elizabeth M. Lee was elected as a director of the Company to serve for a term of three years to expire at the Annual Meeting of Stockholders to be held in 2014. Each of Michael E. Greenlees and Kevin S. Huvane was elected as a director of the Company to serve for a term to expire at the Annual Meeting of Stockholders to be held in 2013.
In addition, then incumbent directors whose terms of office continued after the 2011 Annual Meeting were: James B. Bachmann, Michael S. Jeffries and John W. Kessler, whose terms will continue until the Annual Meeting of Stockholders to be held in 2012, and Craig R. Stapleton, whose term will continue until the Annual Meeting of Stockholders to be held in 2013.

Proposal 2 — Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.

					Broker
	One Year	Two Years	Three Years	Abstentions	Non-Votes
Beneficial Holders of Common Stock	69,386,075	123,318	5,368,380	56,519	N/A
Registered Holders of Common Stock	46,258	3,665	1,709	845	N/A

Total	69,432,333	126,983	5,370,089	57,364	N/A

Based on the voting results above, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Board of Directors has determined that the Company will submit an advisory vote to stockholders on an annual basis to approve the Company’s compensation for its executive officers as set forth in its proxy statement for the year.
Proposal 3 — Approval of the Advisory Resolution on Executive Compensation.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	41,863,379	32,946,732	124,181	3,936,049
Registered Holders of Common Stock	42,942	6,899	2,636	N/A

Total	41,906,321	32,953,631	126,817	3,936,049

Proposal 4 — Approval of Amendments to Section 1 of Article SIXTH and Article NINTH the Company’s Amended and Restated Certificate of Incorporation to Declassify the Board of Directors.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	77,613,977	1,172,478	83,886	N/A
Registered Holders of Common Stock	44,203	5,774	2,500	N/A

Total	77,658,180	1,178,252	86,386	N/A

A copy of the Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation filed by the Company with the Delaware Secretary of State on June 16, 2011 to evidence the adoption and approval of the amendments to Article SIXTH, Section 1 and Article NINTH of the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors is included with this Current Report on Form 8-K as Exhibit 3.1.
Proposal 5 — Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending January 28, 2012.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	77,369,808	1,457,913	42,620	N/A
Registered Holders of Common Stock	49,980	950	1,547	N/A

Total	77,419,788	1,458,863	44,167	N/A

Proposal 6 — Re-Approval of the Performance Goals under the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	72,722,938	2,161,539	49,815	3,936,049
Registered Holders of Common Stock	39,433	10,691	2,353	N/A

Total	72,762,371	2,172,230	52,168	3,936,049

Proposal 7 — Approval of the Amendment and Restatement of the Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	52,573,357	22,318,254	42,681	3,936,049
Registered Holders of Common Stock	40,557	9,514	2,406	N/A

Total	52,613,914	22,327,768	45,087	3,936,049

Proposal 8 — Stockholder proposal, described under the caption “PROPOSAL 8 — STOCKHOLDER PROPOSAL” in the Company’s definitive Proxy Statement dated May 16, 2011, urging the Company’s Board of Directors to adopt a policy that the Chairman of the Board be a director who is independent from the Company.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Common Stock	23,402,828	51,461,261	70,203	3,936,049
Registered Holders of Common Stock	11,266	36,532	4,679	N/A

Total	23,414,094	51,497,793	74,882	3,936,049

Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable.
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Abercrombie & Fitch Co., as filed with the Delaware Secretary of State on June 16, 2011

10.1	Amended and Restated Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan
[Remainder of page intentionally left blank; signature on following page]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: June 17, 2011	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description	Location

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Abercrombie & Fitch Co., as filed with the Delaware Secretary of State on June 16, 2011	Filed herewith

10.1	Amended and Restated Abercrombie & Fitch Co. 2007 Long-Term Incentive Plan	Filed herewith